SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K
Current Report
______________

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2007 (December 6, 2006)

SoftNet Technology Corp.
(Exact name of Registrant as specified in charter)

    Nevada                                    000-07693                             74-3035831
(State or other                        (Commission file                       (I.R.S. Employer
jurisdiction of                                   number)                  Identification Number)
incorporation)

Woodbridge Corporate Plaza
485 Route 1 South, Building C, Suite 350A
Iselin, New Jersey  08830
 (Address of Principal Executive Offices)

11 Commerce Drive, 2nd Floor
Cranford, New Jersey  07016
(Prior Address if Changed From Last Report)

(908) 212-1799
(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02   Unregistered Sales of Equity Securities

          As reported in the Company’s Form 8-K dated October 5, 2006, the Company consummated its merger with PeriNet Technologies, LLC (“PeriNet”), a Pennsylvania based information technology firm, whereby PeriNet would merge with and into the Company.  Under the terms of the merger, the Company was to pay a total of $300,000 in cash, over a period of 180 days, and issue restricted Class A Common Stock of the Company with a maximum value of $2,100,000, $1,000,000 of which is guaranteed and the remainder being vested based on future performance (Attached as Exhibit 99.01 to the October 5, 2006 Form 8-K is the Merger Agreement.)  On January 17, 2007, the Company issued 14,000,000 shares of the Company’s restricted stock to the former Members of PeriNet (Michael Piscopo, Elizabeth Piscopo and Matthew Cox) as and for the $1,000,000 guaranteed stock portion of the Merger Agreement.  Also on January 17, 2007, the Company issued 500,000 shares of the Company’s restricted stock to JCP Capital Partners, Inc. (“JCP”) as compensation under a Placement Agency Agreement, dated November 1, 2006, between the Company and JCP.  Also on January 17, 2007, the Company issued 371,429 shares of the Company’s restricted stock to Thomas Raymond as payment for a $13,000 debt owed to Mr. Raymond by the Company.  The issuance of these shares extinguishes that debt entirely.

          Additionally, as set forth in the Executive Employment Agreement of Kevin Holt (attached as Exhibit 99.03 to the Company’s Form 8-K/A dated January 23, 2006), on January 17, 2007 the Company issued a total of 2,000,000 shares of restricted Class A Common Stock of the Company for executive and bonus compensation covering the 4th quarter of the 2006 calendar year.  The issuance of these shares was approved at a Board of Directors meeting held on November 16, 2006.

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          Effective 9:00 a.m. on January 24, 2007, George Papas resigned from Board of Directors of the Company citing personal reasons. Accordingly, with the resignation of Mr. Papas, the Board of Directors is now constituted of three members and contains two vacancies which the Company hopes to fill in the next 30 days.

Item 7.01   Regulation FD Disclosure.

          On December 6, 2006, the Company announced in a press release (SoftNet Technology Corp. Provides Business Operations Update, Q4 Business Activity and 2007 Outlook) that the Company experienced positive 3rd and 4th quarter revenue growth. A copy of the press release is attached hereto as Exhibit 99.01.  The information in this Form 8-K being furnished under this Item 7.01 and Exhibit  99.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

          On December 19, 2006, the Company announced in a press release (SoftNet Technology Selected as Preferred Vendor by Multi-State Purchasing Organization) that the Company was selected to participate in PEPPM, a multi-state program which allows local government and educational organizations to purchase technology equipment at preferred pricing.  A copy of the press release is attached hereto as Exhibit 99.02.  The information in this Form 8-K being furnished under this Item 7.01 and Exhibit 99.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

          On December 28, 2006, the Company announced in a press release (SoftNet Technology Reviews Exceptional 2006, Optimism for 2007) that the Company, through mergers and organic growth, experienced strong revenue increases.  A copy of the press release is attached hereto as Exhibit 99.03.  The information in this Form 8-K being furnished under this Item 7.01 and Exhibit 99.03 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

          On January 4, 2007, the Company announced in a press release (SoftNet Technology Secures Several New Contractual Relationships for 2007) that the Company had successfully started five new projects for IT professionals for existing and new clients.  A copy of the press release is attached hereto as Exhibit 99.04.  The information in this Form 8-K being furnished under this Item 7.01 and Exhibit 99.04 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

          On January 9, 2007, the Company announced in a press release (SoftNet Technology Generates Record December and 4th Quarter Revenue) that the pre-audit results of the Company’s revenues showed record increases over prior results and projected an $8,000,000 per year run rate. A copy of the press release is attached hereto as Exhibit 99.05.  The information in this Form 8-K being furnished under this Item 7.01 and Exhibit 99.05 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

          On January 11, 2007, the Company announced in a press release (SoftNet Technology Achieves Significant Growth in 2006 vs. 2005) that the Company’s pre-audit results indicated that the Company’s revenue for 2006 was projected to be nearly $6.2 million as opposed to $513,000 for 2005.  A copy of the press release is attached hereto as Exhibit 99.06.  The information in this Form 8-K being furnished under this Item 7.01 and Exhibit 99.06 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

          On January 23, 2007, the Company announced in a press release (SoftNet  Selected to Participate in “Best of Breed” Pilot Partnership Program) that the Company was selected to participate in a pilot program to develop an automated process for clients to track and select consultants.  A copy of the press release is attached hereto as Exhibit 99.07.  The information in this Form 8-K being furnished under this Item 7.01 and Exhibit 99.07 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

          On January 28, 2007, the Company announced in a press release (SoftNet  Technology Cancels 150 Million Shares - - Reducing The Outstanding by Approximately 33%) that the Company received a Court Order directing the cancellation of 150,000,000 of the Company’s outstanding shares which were previously held in escrow for a loan which had not funded.  A copy of the press release is attached hereto as Exhibit 99.08.  The information in this Form 8-K being furnished under this Item 7.01 and Exhibit 99.08 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01   Other Events.

          On December 22, 2006, the Company was successful in obtaining an Order from the Supreme Court of the State of New York requiring the cancellation of the Company’s Stock Certificate Numbers ST 0012 and ST 0013, representing 150,000,000 shares of the Company’s common stock (approximately 1/3 of the shares then outstanding).  In January 2007, Registrar and Transfer Company, the Company’s transfer agent, cancelled the shares of record.

Item 9.01   Financial Statements and Exhibits.

a.       Financial Statements of Businesses Acquired.

The required financial statements will be filed with an amendment to this report in the time period prescribed by Item 9.01(b)(ii).

b.       Pro Forma Financial Information.

The required pro forma financial information will be filed with an amendment to this report in the time period prescribed by Item 9.01(b)(ii).

c.       Exhibits.

99.01       Press Release Dated December 6, 2006.
99.02       Press Release Dated December 19, 2006.

99.03       Press Release Dated December 28, 2006.
99.04       Press Release Dated January 4, 2007.
99.05       Press Release Dated January 9, 2007.
99.06       Press Release Dated January 11, 2007.
99.07       Press Release Dated January 23, 2007.
99.08       Press Release Dated January 28, 2007.

Signatures

          Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 7, 2007                                                               SoftNet Technology Corp.
                                                                                                      (Registrant)

                                                                                                           /s/  James Booth
                                                                                                            James Booth / C.E.O.